Vanguard Intermediate-Term Tax-Exempt Bond ETF
Vanguard Tax-Exempt Bond Index Fund
Supplement Dated October 25, 2024, to the Prospectuses and Summary Prospectuses Dated February 27, 2024
Important Changes to the Vanguard Intermediate-Term Tax-Exempt Bond ETF and Vanguard Tax-Exempt Bond Index Fund

In accordance with approval granted by the Funds’ Board of Trustees, Vanguard Intermediate-Term Tax-Exempt Bond ETF and Vanguard Tax-Exempt Bond Index Fund (each, a Fund) have revised their diversification policy under the Investment Company Act of 1940. Under the revised policy, each Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if either Fund crosses from diverisifed to nondiverisifed status under such circumstances.
Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Principal Investment Strategies”:
The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.
The following is added under the heading “Principal Risks”:
• Nondiversification risk. Because the Fund seeks to closely track the composition of the Fund’s target index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an index rebalance or market movement, which would result in the Fund being nondiversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer, and the Fund’s shares may experience significant fluctuations in value.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS TEB 102024

Vanguard Municipal Bond Funds

Supplement Dated October 25, 2024, to the Statement of Additional Information Dated February 27, 2024
Important Changes to Vanguard Intermediate-Term Tax-Exempt Bond ETF and Vanguard Tax-Exempt Bond Index Fund
In accordance with approval granted by the Board of Trustees of Vanguard Municipal Bond Funds, on behalf of Vanguard Intermediate-Term Tax-Exempt Bond ETF and Vanguard Tax-Exempt Bond Index Fund (each, a Fund), each Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, each Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if either Fund crosses from diversified to nondiversified status under such circumstances.
Statement of Additional Information Text Changes
In the Fundamental Policies section, the following paragraph is added under the heading “Diversification”:

For Vanguard Intermediate-Term Tax-Exempt Bond ETF and Vanguard Tax-Exempt Bond Index Fund, with respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities; except as may be necessary to approximate the composition of its target index. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
At the end of the Fundamental Policies section, the following sentence in is added:
Shareholder approval will not be sought if Vanguard Intermediate-Term Tax-Exempt Bond ETF or Vanguard Tax-Exempt Bond Index Fund crosses from diversified to nondiversified status in order to approximate the composition of its target index.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 045A 102024